UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2006

AMPEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20292	13-3667696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Douglas Avenue

Redwood City, California 94063-3117

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(650) 367-2011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 28, 2005, Craig L. McKibben, Vice President and Chief Financial Officer of Ampex Corporation (the “Company”), will make a presentation at an investor conference. A copy of the slide presentation is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The presentation being furnished herewith contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements are inherently subject to material risks and uncertainties. Actual results could differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, the possibility that the Company will not conclude additional royalty-bearing licenses covering its digital technologies, uncertainties as to the extent to which licensees utilize the Company’s patented technologies and the extent of their sales of products incorporating such technologies, the possible incurrence of significant patent litigation expenses or of adverse legal determinations finding the Company’s patents invalid or not to have been infringed, as well as other risks referred to in the presentation and in the Company’s reports filed from time to time with the Securities and Exchange Commission. Certain of the information contained in the presentation is derived from independent research reports and similar sources, which are believed by the Company to be reliable but which it has not independently verified and for which it can not be responsible. The Company undertakes no duty or obligation to update any of the information contained in the presentation.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Slide presentation of Ampex Corporation.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPEX CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Vice President and Secretary

Date: March 28, 2006

3

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Slide presentation of Ampex Corporation.

*	Filed herewith.

4